                                                                    EXHIBIT 99.9

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: A2C

------------------------------------------------------------------------------------------------------------------------------------
  BEG BAL      RTG (S/F)    INT TYPE     IDX    IDX MGN     ACRU INT    ACT DLY     SETTLE     CALL PCT   FST ACRU DT   FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------

 25,301,000     AAA/AAA        FLT      LBR1M    0.35%          0          0       4/28/2005     10%       4/28/2005     5/25/2005
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor             2.87%
6M Libor             3.40%

PAY DATE      PERFORMING BALANCE      INTEREST     PRINCIPAL     PAY DATE       PERFORMING BALANCE       INTEREST        PRINCIPAL

05/25/05              25,301,000        61,102             -     09/25/08               25,301,000         70,154                -
06/25/05              25,301,000        70,154             -     10/25/08               25,301,000         67,891                -
07/25/05              25,301,000        67,891             -     11/25/08               25,301,000         70,154                -
08/25/05              25,301,000        70,154             -     12/25/08               25,301,000         67,891                -
09/25/05              25,301,000        70,154             -     01/25/09               25,301,000         70,154                -
10/25/05              25,301,000        67,891             -     02/25/09               25,301,000         70,154                -
11/25/05              25,301,000        70,154             -     03/25/09               25,301,000         63,365                -
12/25/05              25,301,000        67,891             -     04/25/09               25,301,000         70,154                -
01/25/06              25,301,000        70,154             -     05/25/09               25,301,000         67,891                -
02/25/06              25,301,000        70,154             -     06/25/09               25,301,000         70,154                -
03/25/06              25,301,000        63,365             -     07/25/09               25,301,000         67,891                -
04/25/06              25,301,000        70,154             -     08/25/09               25,301,000         70,154                -
05/25/06              25,301,000        67,891             -     09/25/09               25,301,000         70,154                -
06/25/06              25,301,000        70,154             -     10/25/09               25,301,000         67,891                -
07/25/06              25,301,000        67,891             -     11/25/09               25,301,000         70,154                -
08/25/06              25,301,000        70,154             -     12/25/09               25,301,000         67,891                -
09/25/06              25,301,000        70,154             -     01/25/10               25,301,000         70,154                -
10/25/06              25,301,000        67,891             -     02/25/10               25,301,000         70,154                -
11/25/06              25,301,000        70,154             -     03/25/10               25,301,000         63,365                -
12/25/06              25,301,000        67,891             -     04/25/10               25,301,000         70,154                -
01/25/07              25,301,000        70,154             -     05/25/10               25,301,000         67,891                -
02/25/07              25,301,000        70,154             -     06/25/10               25,301,000         70,154                -
03/25/07              25,301,000        63,365             -     07/25/10               25,301,000         67,891                -
04/25/07              25,301,000        70,154             -     08/25/10               25,301,000         70,154                -
05/25/07              25,301,000        67,891             -     09/25/10               25,301,000         70,154                -
06/25/07              25,301,000        70,154             -     10/25/10               25,301,000         67,891                -
07/25/07              25,301,000        67,891             -     11/25/10               25,301,000         70,154                -
08/25/07              25,301,000        70,154             -     12/25/10               25,301,000         67,891                -
09/25/07              25,301,000        70,154             -     01/25/11               25,301,000         70,154                -
10/25/07              25,301,000        67,891             -     02/25/11               25,301,000         70,154                -
11/25/07              25,301,000        70,154             -     03/25/11               25,301,000         63,365                -
12/25/07              25,301,000        67,891             -     04/25/11               25,301,000         70,154                -
01/25/08              25,301,000        70,154             -     05/25/11               25,301,000         67,891                -
02/25/08              25,301,000        70,154             -     06/25/11               25,301,000         70,154                -
03/25/08              25,301,000        65,628             -     07/25/11               25,301,000         67,891                -
04/25/08              25,301,000        70,154             -     08/25/11               25,301,000         70,154          846,856
05/25/08              25,301,000        67,891             -     09/25/11               24,454,144         67,806       24,454,144
06/25/08              25,301,000        70,154             -
07/25/08              25,301,000        67,891             -
08/25/08              25,301,000        70,154             -

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: M1

------------------------------------------------------------------------------------------------------------------------------
 BEG BAL      RTG (S/F)  INT TYPE    IDX    IDX MGN   ACRU INT   ACT DLY    SETTLE     CALL PCT    FST ACRU DT    FST PMT DT
------------------------------------------------------------------------------------------------------------------------------

38,300,000     AA+/AA+     FLT      LBR1M    0.45%        0         0      4/28/2005      10%       4/28/2005     5/25/2005
------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor             2.87%
6M Libor             3.40%

PAY DATE     PERFORMING BALANCE      INTEREST       PRINCIPAL     PAY DATE      PERFORMING BALANCE      INTEREST      PRINCIPAL

05/25/05             38,300,000        95,367               -     09/25/08              30,337,694        86,732      4,157,588
06/25/05             38,300,000       109,495               -     10/25/08              26,180,106        72,432        886,616
07/25/05             38,300,000       105,963               -     11/25/08              25,293,490        72,311        856,182
08/25/05             38,300,000       109,495               -     12/25/08              24,437,308        67,610        826,802
09/25/05             38,300,000       109,495               -     01/25/09              23,610,505        67,500        798,441
10/25/05             38,300,000       105,963               -     02/25/09              22,812,064        65,217        771,063
11/25/05             38,300,000       109,495               -     03/25/09              22,041,001        56,915        744,633
12/25/05             38,300,000       105,963               -     04/25/09              21,296,368        60,884        719,119
01/25/06             38,300,000       109,495               -     05/25/09              20,577,249        56,930        694,488
02/25/06             38,300,000       109,495               -     06/25/09              19,882,761        56,843        670,709
03/25/06             38,300,000        98,899               -     07/25/09              19,212,051        53,153        647,754
04/25/06             38,300,000       109,495               -     08/25/09              18,564,297        53,073        625,593
05/25/06             38,300,000       105,963               -     09/25/09              17,938,705        51,285        604,198
06/25/06             38,300,000       109,495               -     10/25/09              17,334,507        47,959        583,543
07/25/06             38,300,000       105,963               -     11/25/09              16,750,963        47,889        563,602
08/25/06             38,300,000       109,495               -     12/25/09              16,187,361        44,785        544,351
09/25/06             38,300,000       109,495               -     01/25/10              15,643,011        44,722        525,764
10/25/06             38,300,000       105,963               -     02/25/10              15,117,246        43,219        507,820
11/25/06             38,300,000       109,495               -     03/25/10              14,609,427        37,725        490,497
12/25/06             38,300,000       105,963               -     04/25/10              14,118,930        40,364        480,382
01/25/07             38,300,000       109,495               -     05/25/10              13,638,548        37,733        463,818
02/25/07             38,300,000       109,495               -     06/25/10              13,174,730        37,665        447,831
03/25/07             38,300,000        98,899               -     07/25/10              12,726,898        35,211        432,400
04/25/07             38,300,000       109,495               -     08/25/10              12,294,498        35,149        417,507
05/25/07             38,300,000       105,963               -     09/25/10              11,876,991        33,955        403,132
06/25/07             38,300,000       109,495               -     10/25/10              11,473,860        31,744        389,256
07/25/07             38,300,000       105,963               -     11/25/10              11,084,603        31,690        375,864
08/25/07             38,300,000       109,495               -     12/25/10              10,708,740        29,628        362,937
09/25/07             38,300,000       109,495               -     01/25/11              10,345,803        29,578        350,459
10/25/07             38,300,000       105,963               -     02/25/11               9,995,344        28,576        338,415
11/25/07             38,300,000       109,495               -     03/25/11               9,656,929        24,936        326,790
12/25/07             38,300,000       105,963               -     04/25/11               9,330,139        26,674        315,568
01/25/08             38,300,000       109,495               -     05/25/11               9,014,571        24,940        304,736
02/25/08             38,300,000       109,495               -     06/25/11               8,709,835        24,900        294,280
03/25/08             38,300,000       102,431               -     07/25/11               8,415,554        23,283        284,187
04/25/08             38,300,000       109,495               -     08/25/11               8,131,367        23,247        274,444
05/25/08             38,300,000       105,963               -     09/25/11               7,856,923        22,462      7,856,923
06/25/08             38,300,000       109,495               -
07/25/08             38,300,000       105,963       1,183,071
08/25/08             37,116,929       106,113       6,779,236

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: M2

-----------------------------------------------------------------------------------------------------------------------------------
 BEG BAL      RTG (S/F)   INT TYPE     IDX    IDX MGN    ACRU INT    ACT DLY     SETTLE     CALL PCT    FST ACRU DT    FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------

28,725,000      AA/AA       FLT       LBR1M    0.49%         0          0       4/28/2005      10%       4/28/2005     5/25/2005
-----------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor             2.87%
6M Libor             3.40%

PAY DATE      PERFORMING BALANCE     INTEREST       PRINCIPAL      PAY DATE       PERFORMING BALANCE       INTEREST       PRINCIPAL

05/25/05              28,725,000       72,387               -      09/25/08               20,323,687         58,803         688,608
06/25/05              28,725,000       83,111               -      10/25/08               19,635,079         54,978         664,962
07/25/05              28,725,000       80,430               -      11/25/08               18,970,117         54,887         642,136
08/25/05              28,725,000       83,111               -      12/25/08               18,327,981         51,318         620,102
09/25/05              28,725,000       83,111               -      01/25/09               17,707,879         51,235         598,831
10/25/05              28,725,000       80,430               -      02/25/09               17,109,048         49,502         578,297
11/25/05              28,725,000       83,111               -      03/25/09               16,530,751         43,200         558,475
12/25/05              28,725,000       80,430               -      04/25/09               15,972,276         46,213         539,339
01/25/06              28,725,000       83,111               -      05/25/09               15,432,937         43,212         520,866
02/25/06              28,725,000       83,111               -      06/25/09               14,912,071         43,146         503,032
03/25/06              28,725,000       75,068               -      07/25/09               14,409,039         40,345         485,816
04/25/06              28,725,000       83,111               -      08/25/09               13,923,223         40,285         469,195
05/25/06              28,725,000       80,430               -      09/25/09               13,454,028         38,927         453,149
06/25/06              28,725,000       83,111               -      10/25/09               13,000,880         36,402         437,657
07/25/06              28,725,000       80,430               -      11/25/09               12,563,223         36,350         422,702
08/25/06              28,725,000       83,111               -      12/25/09               12,140,521         33,993         408,263
09/25/06              28,725,000       83,111               -      01/25/10               11,732,258         33,945         394,323
10/25/06              28,725,000       80,430               -      02/25/10               11,337,935         32,804         380,865
11/25/06              28,725,000       83,111               -      03/25/10               10,957,070         28,634         367,872
12/25/06              28,725,000       80,430               -      04/25/10               10,589,198         30,638         360,287
01/25/07              28,725,000       83,111               -      05/25/10               10,228,911         28,641         347,864
02/25/07              28,725,000       83,111               -      06/25/10                9,881,047         28,589         335,873
03/25/07              28,725,000       75,068               -      07/25/10                9,545,174         26,726         324,300
04/25/07              28,725,000       83,111               -      08/25/10                9,220,874         26,679         313,130
05/25/07              28,725,000       80,430               -      09/25/10                8,907,743         25,773         302,349
06/25/07              28,725,000       83,111               -      10/25/10                8,605,395         24,095         291,942
07/25/07              28,725,000       80,430               -      11/25/10                8,313,453         24,054         281,898
08/25/07              28,725,000       83,111               -      12/25/10                8,031,555         22,488         272,203
09/25/07              28,725,000       83,111               -      01/25/11                7,759,352         22,450         262,844
10/25/07              28,725,000       80,430               -      02/25/11                7,496,508         21,690         253,811
11/25/07              28,725,000       83,111               -      03/25/11                7,242,697         18,928         245,092
12/25/07              28,725,000       80,430               -      04/25/11                6,997,604         20,246         236,676
01/25/08              28,725,000       83,111               -      05/25/11                6,760,928         18,931         228,552
02/25/08              28,725,000       83,111               -      06/25/11                6,532,376         18,900         220,710
03/25/08              28,725,000       77,749               -      07/25/11                6,311,666         17,673         213,140
04/25/08              28,725,000       83,111               -      08/25/11                6,098,525         17,645         205,833
05/25/08              28,725,000       80,430               -      09/25/11                5,892,692         17,050       5,892,692
06/25/08              28,725,000       83,111       1,112,326
07/25/08              27,612,674       77,315       6,575,883
08/25/08              21,036,791       60,866         713,103

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: M3

------------------------------------------------------------------------------------------------------------------------------------
 BEG BAL      RTG (S/F)    INT TYPE    IDX     IDX MGN    ACRU INT   ACT DLY     SETTLE     CALL PCT     FST ACRU DT     FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------

9,958,000      AA-/AA-       FLT      LBR1M     0.52%         0         0       4/28/2005      10%        4/28/2005      5/25/2005
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor             2.87%
6M Libor             3.40%

PAY DATE      PERFORMING BALANCE     INTEREST      PRINCIPAL       PAY DATE       PERFORMING BALANCE      INTEREST       PRINCIPAL

05/25/05               9,958,000       25,318              -       09/25/08                7,045,545        20,567         238,717
06/25/05               9,958,000       29,069              -       10/25/08                6,806,828        19,229         230,520
07/25/05               9,958,000       28,131              -       11/25/08                6,576,307        19,197         222,607
08/25/05               9,958,000       29,069              -       12/25/08                6,353,700        17,949         214,969
09/25/05               9,958,000       29,069              -       01/25/09                6,138,731        17,920         207,595
10/25/05               9,958,000       28,131              -       02/25/09                5,931,137        17,314         200,476
11/25/05               9,958,000       29,069              -       03/25/09                5,730,660        15,110         193,605
12/25/05               9,958,000       28,131              -       04/25/09                5,537,056        16,164         186,971
01/25/06               9,958,000       29,069              -       05/25/09                5,350,085        15,114         180,567
02/25/06               9,958,000       29,069              -       06/25/09                5,169,518        15,091         174,384
03/25/06               9,958,000       26,256              -       07/25/09                4,995,133        14,111         168,416
04/25/06               9,958,000       29,069              -       08/25/09                4,826,717        14,090         162,654
05/25/06               9,958,000       28,131              -       09/25/09                4,664,063        13,615         157,091
06/25/06               9,958,000       29,069              -       10/25/09                4,506,972        12,732         151,721
07/25/06               9,958,000       28,131              -       11/25/09                4,355,250        12,714         146,537
08/25/06               9,958,000       29,069              -       12/25/09                4,208,714        11,890         141,531
09/25/06               9,958,000       29,069              -       01/25/10                4,067,183        11,873         136,699
10/25/06               9,958,000       28,131              -       02/25/10                3,930,484        11,474         132,033
11/25/06               9,958,000       29,069              -       03/25/10                3,798,451        10,015         127,529
12/25/06               9,958,000       28,131              -       04/25/10                3,670,922        10,716         124,899
01/25/07               9,958,000       29,069              -       05/25/10                3,546,022        10,018         120,593
02/25/07               9,958,000       29,069              -       06/25/10                3,425,430         9,999         116,436
03/25/07               9,958,000       26,256              -       07/25/10                3,308,994         9,348         112,424
04/25/07               9,958,000       29,069              -       08/25/10                3,196,569         9,331         108,552
05/25/07               9,958,000       28,131              -       09/25/10                3,088,018         9,014         104,814
06/25/07               9,958,000       29,069              -       10/25/10                2,983,204         8,428         101,207
07/25/07               9,958,000       28,131              -       11/25/10                2,881,997         8,413          97,725
08/25/07               9,958,000       29,069              -       12/25/10                2,784,272         7,866          94,364
09/25/07               9,958,000       29,069              -       01/25/11                2,689,909         7,852          91,119
10/25/07               9,958,000       28,131              -       02/25/11                2,598,789         7,586          87,988
11/25/07               9,958,000       29,069              -       03/25/11                2,510,801         6,620          84,965
12/25/07               9,958,000       28,131              -       04/25/11                2,425,836         7,081          82,048
01/25/08               9,958,000       29,069              -       05/25/11                2,343,788         6,621          79,231
02/25/08               9,958,000       29,069              -       06/25/11                2,264,557         6,611          76,513
03/25/08               9,958,000       27,194              -       07/25/11                2,188,044         6,181          73,889
04/25/08               9,958,000       29,069              -       08/25/11                2,114,155         6,172          71,356
05/25/08               9,958,000       28,131              -       09/25/11                2,042,800         5,963       2,042,800
06/25/08               9,958,000       29,069      2,409,240
07/25/08               7,548,760       21,325        256,006
08/25/08               7,292,754       21,289        247,209

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: M4

----------------------------------------------------------------------------------------------------------------------------------
 BEG BAL      RTG (S/F)   INT TYPE    IDX    IDX MGN    ACRU INT   ACT DLY    SETTLE     CALL PCT    FST ACRU DT     FST PMT DT
----------------------------------------------------------------------------------------------------------------------------------

16,469,000      A+/A+       FLT      LBR1M    0.65%         0         0      4/28/2005      10%       4/28/2005      5/25/2005
----------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor             2.87%
6M Libor             3.40%

PAY DATE     PERFORMING BALANCE      INTEREST       PRINCIPAL       PAY DATE       PERFORMING BALANCE      INTEREST       PRINCIPAL

05/25/05             16,469,000        43,478               -       09/25/08               11,652,247        35,319         394,802
06/25/05             16,469,000        49,919               -       10/25/08               11,257,445        33,022         381,245
07/25/05             16,469,000        48,309               -       11/25/08               10,876,201        32,967         368,158
08/25/05             16,469,000        49,919               -       12/25/08               10,508,042        30,824         355,525
09/25/05             16,469,000        49,919               -       01/25/09               10,152,517        30,773         343,330
10/25/05             16,469,000        48,309               -       02/25/09                9,809,188        29,733         331,557
11/25/05             16,469,000        49,919               -       03/25/09                9,477,630        25,948         320,192
12/25/05             16,469,000        48,309               -       04/25/09                9,157,438        27,757         309,221
01/25/06             16,469,000        49,919               -       05/25/09                8,848,217        25,955         298,630
02/25/06             16,469,000        49,919               -       06/25/09                8,549,587        25,915         288,405
03/25/06             16,469,000        45,088               -       07/25/09                8,261,182        24,233         278,534
04/25/06             16,469,000        49,919               -       08/25/09                7,982,648        24,196         269,005
05/25/06             16,469,000        48,309               -       09/25/09                7,713,643        23,381         259,805
06/25/06             16,469,000        49,919               -       10/25/09                7,453,838        21,865         250,924
07/25/06             16,469,000        48,309               -       11/25/09                7,202,914        21,833         242,349
08/25/06             16,469,000        49,919               -       12/25/09                6,960,565        20,418         234,071
09/25/06             16,469,000        49,919               -       01/25/10                6,726,495        20,389         226,079
10/25/06             16,469,000        48,309               -       02/25/10                6,500,416        19,703         218,362
11/25/06             16,469,000        49,919               -       03/25/10                6,282,054        17,199         210,913
12/25/06             16,469,000        48,309               -       04/25/10                6,071,140        18,402         206,564
01/25/07             16,469,000        49,919               -       05/25/10                5,864,576        17,203         199,442
02/25/07             16,469,000        49,919               -       06/25/10                5,665,134        17,172         192,567
03/25/07             16,469,000        45,088               -       07/25/10                5,472,566        16,053         185,932
04/25/07             16,469,000        49,919               -       08/25/10                5,286,634        16,024         179,528
05/25/07             16,469,000        48,309               -       09/25/10                5,107,106        15,480         173,347
06/25/07             16,469,000        49,919               -       10/25/10                4,933,760        14,472         167,380
07/25/07             16,469,000        48,309               -       11/25/10                4,766,379        14,447         161,621
08/25/07             16,469,000        49,919               -       12/25/10                4,604,758        13,507         156,063
09/25/07             16,469,000        49,919               -       01/25/11                4,448,695        13,484         150,697
10/25/07             16,469,000        48,309               -       02/25/11                4,297,998        13,028         145,519
11/25/07             16,469,000        49,919               -       03/25/11                4,152,479        11,369         140,520
12/25/07             16,469,000        48,309               -       04/25/11                4,011,960        12,161         135,694
01/25/08             16,469,000        49,919               -       05/25/11                3,876,265        11,370         131,037
02/25/08             16,469,000        49,919               -       06/25/11                3,745,229        11,352         126,541
03/25/08             16,469,000        46,699               -       07/25/11                3,618,688        10,615         122,201
04/25/08             16,469,000        49,919               -       08/25/11                3,496,488        10,598         118,011
05/25/08             16,469,000        48,309               -       09/25/11                3,378,477        10,241       3,378,477
06/25/08             16,469,000        49,919       3,984,512
07/25/08             12,484,488        36,621         423,395
08/25/08             12,061,093        36,559         408,846

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: M6

------------------------------------------------------------------------------------------------------------------------------------
 BEG BAL      RTG (S/F)    INT TYPE    IDX     IDX MGN    ACRU INT    ACT DLY     SETTLE      CALL PCT    FST ACRU DT    FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------

6,894,000       A-/A-        FLT      LBR1M     1.25%         0          0       4/28/2005       10%       4/28/2005     5/25/2005
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor             2.87%
6M Libor             3.40%

PAY DATE    PERFORMING BALANCE      INTEREST       PRINCIPAL       PAY DATE      PERFORMING BALANCE        INTEREST        PRINCIPAL

05/25/05             6,894,000        21,302               -       09/25/08               4,877,685          17,305          165,266
06/25/05             6,894,000        24,458               -       10/25/08               4,712,419          16,179          159,591
07/25/05             6,894,000        23,669               -       11/25/08               4,552,828          16,152          154,113
08/25/05             6,894,000        24,458               -       12/25/08               4,398,715          15,102          148,824
09/25/05             6,894,000        24,458               -       01/25/09               4,249,891          15,078          143,719
10/25/05             6,894,000        23,669               -       02/25/09               4,106,172          14,568          138,791
11/25/05             6,894,000        24,458               -       03/25/09               3,967,380          12,713          134,034
12/25/05             6,894,000        23,669               -       04/25/09               3,833,346          13,600          129,441
01/25/06             6,894,000        24,458               -       05/25/09               3,703,905          12,717          125,008
02/25/06             6,894,000        24,458               -       06/25/09               3,578,897          12,697          120,728
03/25/06             6,894,000        22,091               -       07/25/09               3,458,169          11,873          116,596
04/25/06             6,894,000        24,458               -       08/25/09               3,341,574          11,855          112,607
05/25/06             6,894,000        23,669               -       09/25/09               3,228,967          11,456          108,756
06/25/06             6,894,000        24,458               -       10/25/09               3,120,211          10,713          105,038
07/25/06             6,894,000        23,669               -       11/25/09               3,015,173          10,697          101,448
08/25/06             6,894,000        24,458               -       12/25/09               2,913,725          10,004           97,983
09/25/06             6,894,000        24,458               -       01/25/10               2,815,742           9,990           94,638
10/25/06             6,894,000        23,669               -       02/25/10               2,721,104           9,654           91,408
11/25/06             6,894,000        24,458               -       03/25/10               2,629,697           8,427           88,289
12/25/06             6,894,000        23,669               -       04/25/10               2,541,407           9,016           86,469
01/25/07             6,894,000        24,458               -       05/25/10               2,454,939           8,429           83,487
02/25/07             6,894,000        24,458               -       06/25/10               2,371,451           8,413           80,610
03/25/07             6,894,000        22,091               -       07/25/10               2,290,842           7,865           77,832
04/25/07             6,894,000        24,458               -       08/25/10               2,213,010           7,851           75,151
05/25/07             6,894,000        23,669               -       09/25/10               2,137,858           7,585           72,564
06/25/07             6,894,000        24,458               -       10/25/10               2,065,295           7,091           70,066
07/25/07             6,894,000        23,669               -       11/25/10               1,995,229           7,079           67,655
08/25/07             6,894,000        24,458               -       12/25/10               1,927,573           6,618           65,329
09/25/07             6,894,000        24,458               -       01/25/11               1,862,245           6,607           63,083
10/25/07             6,894,000        23,669               -       02/25/11               1,799,162           6,383           60,915
11/25/07             6,894,000        24,458               -       03/25/11               1,738,247           5,570           58,822
12/25/07             6,894,000        23,669               -       04/25/11               1,679,425           5,958           56,802
01/25/08             6,894,000        24,458               -       05/25/11               1,622,623           5,571           54,853
02/25/08             6,894,000        24,458               -       06/25/11               1,567,770           5,562           52,970
03/25/08             6,894,000        22,880               -       07/25/11               1,514,800           5,201           51,154
04/25/08             6,894,000        24,458               -       08/25/11               1,463,646           5,193           49,400
05/25/08             6,894,000        23,669       1,484,391       09/25/11               1,414,246           5,017        1,414,246
06/25/08             5,409,609        19,192         183,544
07/25/08             5,226,065        17,943         177,235
08/25/08             5,048,830        17,912         171,145

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.